UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2011

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49916	84-1573084
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

6312 S. Fiddler’s Green Circle, Suite 200N Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 846-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

See the disclosure contained in Item 2.03 below, which is incorporated herein by reference.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 6, 2011, Red Robin Gourmet Burgers, Inc. (the “Company”) entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) by and among the Company; Red Robin International, Inc., as the borrower; the domestic subsidiaries of the borrower from time to time parties thereto; the lender parties thereto; Wells Fargo Bank, National Association, as Administrative Agent; Bank of America, N.A. and Suntrust Bank, as Syndication Agents; BBVA Compass and Cooperatieve Centrale Raiffeisen-Boerenleen Bank B.A., “Rabobank Nederland,” New York Branch, as Documentation Agents; and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Co-Lead Arrangers and Co-Bookrunners.

The Credit Agreement is comprised of a $150 million term loan and a $100 million revolving line of credit, and decreases the aggregate loan commitments under the existing credit facility, dated June 15, 2007, from $300 million to $250 million.  The Credit Agreement also maintains the option to increase the credit facility in the future, subject to lenders’ participation, by up to an additional $100 million.  The amendment extends the maturity date of the credit facility to May 6, 2016, and contains an option to extend the maturity date on the revolving line of credit for up to two additional one-year periods at the borrower’s request and lenders’ participation.

Red Robin International, Inc. is the borrower under the Credit Agreement, and certain of its subsidiaries and the Company are guarantors of borrower’s obligations under the Credit Agreement.  Borrowings under the Credit Agreement are secured by substantially all of the assets of the borrower and the guarantors, including the Company, and are available to: (i) finance restaurant construction costs, (ii) pay costs, fees and expenses in connection with such new restaurant construction, (iii) refinance existing indebtedness of the borrower, (iv) pay fees and expenses in connection with the Credit Agreement, and (v) provide for the working capital and general corporate requirements of the borrower, its subsidiaries and the Company, including permitted acquisitions and the redemption of capital stock.

A copy of the Credit Agreement is attached hereto as Exhibit 10.1, and a copy of the Amended and Restated Security Agreement entered into in connection with the Credit Agreement is attached hereto as Exhibit 10.2, both of which are incorporated herein by reference.

Item 7.01               Regulation FD Disclosure

On May 9, 2011, the Company issued a press release announcing the entry into the Credit Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including the information set forth in Exhibit 99.1, shall neither be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                     Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
10.1	Amended and Restated Credit Agreement, dated May 6, 2011.

10.2	Amended and Restated Security Agreement, dated May 6, 2011.

99.1	Red Robin Gourmet Burgers, Inc., Press Release dated May 9, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2011

RED ROBIN GOURMET BURGERS, INC.

	By:	/s/ Annita M. Menogan
Annita M. Menogan
Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Credit Agreement, dated May 6, 2011.

10.2	Amended and Restated Security Agreement, dated May 6, 2011.

99.1	Red Robin Gourmet Burgers, Inc., Press Release dated May 9, 2011.